SECURITIES AND EXCHANGE COMMISSION
                       Washington D.C. 20549


                             FORM 8 - K

                           CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 16, 1999


                        NORTH VALLEY BANCORP
       (Exact name of registrant as specified in its charter)


Commission File Number:  0-10652


     CALIFORNIA                               94-2751350
  (State of incorporation)                  (I.R.S. Employer
                                          identification number)


              880 E. Cypress Avenue, Redding, CA 96002
       (Address of principal executive offices and zip code)



                           (530) 221-8400
           (Registrant's area code and telephone number)

     Item 5:  Other Events


     On February 10, 1999, the Board of Directors appointed Michael J. Cushman as the new President, Chief Executive Officer and Director of the Company and its principal subsidiary, North
Valley Bank.   Mr. Cushman has been promoted from his position
of Senior Vice President, Chief Business Banking Officer of the Bank. Attached hereto as Exhibit 99 is the press release of North Valley Bancorp dated February 16, 1999, regarding the same subject.


     Item 7:   Financial Statements and Exhibits

     Listed below is the Exhibit filed as part of this report.

          (99) Press Release dated February 16, 1999.




                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTH VALLEY BANCORP



                                   By
                                          /s/ Sharon Benson
                                        Sharon Benson
                                        Senior Vice President &
Dated:  February 25, 1999               Chief Financial Officer